Putnam VT Growth Opportunities Fund
The fund's portfolio
3/31/22 (Unaudited)

COMMON STOCKS (98.6%)(a)
	Shares	Value
Automobiles (4.2%)
Tesla, Inc.(NON)	42,592	$45,897,139

		45,897,139
Building products (1.5%)
Johnson Controls International PLC	255,423	16,748,086

		16,748,086
Capital markets (0.6%)
Charles Schwab Corp. (The)	76,879	6,481,668

		6,481,668
Chemicals (0.9%)
Sherwin-Williams Co. (The)	37,216	9,289,858

		9,289,858
Commercial services and supplies (0.6%)
Waste Connections, Inc.	48,439	6,766,928

		6,766,928
Entertainment (2.0%)
Live Nation Entertainment, Inc.(NON)	91,003	10,705,593
Universal Music Group NV (Netherlands)	412,745	10,957,388

		21,662,981
Equity real estate investment trusts (REITs) (1.3%)
American Tower Corp.(R)	56,719	14,248,947

		14,248,947
Food and staples retail (1.8%)
Costco Wholesale Corp.	34,682	19,971,630

		19,971,630
Health-care equipment and supplies (2.8%)
DexCom, Inc.(NON)	27,030	13,828,548
IDEXX Laboratories, Inc.(NON)	15,843	8,667,072
Intuitive Surgical, Inc.(NON)	27,234	8,215,953

		30,711,573
Health-care providers and services (3.3%)
HCA Healthcare, Inc.	66,010	16,543,426
UnitedHealth Group, Inc.	36,707	18,719,469

		35,262,895
Hotels, restaurants, and leisure (2.3%)
Airbnb, Inc. Class A(NON)	35,024	6,015,722
Booking Holdings, Inc.(NON)	3,738	8,778,506
Chipotle Mexican Grill, Inc.(NON)	6,556	10,371,789

		25,166,017
Interactive media and services (7.7%)
Alphabet, Inc. Class C(NON)	24,451	68,291,398
Meta Platforms, Inc. Class A(NON)	67,749	15,064,668

		83,356,066
Internet and direct marketing retail (7.7%)
Amazon.com, Inc.(NON)	25,500	83,128,725

		83,128,725
IT Services (8.1%)
Accenture PLC Class A	66,052	22,274,716
Mastercard, Inc. Class A	85,444	30,535,977
PayPal Holdings, Inc.(NON)	62,062	7,177,470
Visa, Inc. Class A	125,718	27,880,481

		87,868,644
Life sciences tools and services (3.8%)
Danaher Corp.	61,091	17,919,823
IQVIA Holdings, Inc.(NON)	63,923	14,779,637
Lonza Group AG (Switzerland)	12,102	8,767,697

		41,467,157
Machinery (1.5%)
Deere & Co.	38,345	15,930,814

		15,930,814
Personal products (0.9%)
Estee Lauder Cos., Inc. (The) Class A	35,213	9,589,204

		9,589,204
Pharmaceuticals (0.6%)
Eli Lilly and Co.	22,418	6,419,843

		6,419,843
Professional services (0.6%)
Equifax, Inc.	26,540	6,292,634

		6,292,634
Road and rail (3.5%)
Uber Technologies, Inc.(NON)	407,891	14,553,551
Union Pacific Corp.	84,486	23,082,420

		37,635,971
Semiconductors and semiconductor equipment (5.9%)
Advanced Micro Devices, Inc.(NON)	112,374	12,286,973
Marvell Technology, Inc.	198,553	14,238,236
NVIDIA Corp.	135,860	37,070,760

		63,595,969
Software (20.6%)
Adobe, Inc.(NON)	43,739	19,928,363
Cadence Design Systems, Inc.(NON)	105,223	17,304,975
Intuit, Inc.	41,110	19,767,332
Microsoft Corp.	390,087	120,267,723
Palo Alto Networks, Inc.(NON)	36,334	22,618,278
salesforce.com, Inc.(NON)	63,441	13,469,793
ServiceNow, Inc.(NON)	16,154	8,996,001

		222,352,465
Specialty retail (3.6%)
Home Depot, Inc. (The)	45,922	13,745,832
O'Reilly Automotive, Inc.(NON)	17,125	11,729,940
TJX Cos., Inc. (The)	213,179	12,914,384

		38,390,156
Technology hardware, storage, and peripherals (10.2%)
Apple, Inc.	634,200	110,737,662

		110,737,662
Textiles, apparel, and luxury goods (2.6%)
Lululemon Athletica, Inc. (Canada)(NON)	35,951	13,130,384
Nike, Inc. Class B	106,536	14,335,484

		27,465,868

Total common stocks (cost $508,711,041)		$1,066,438,900

SHORT-TERM INVESTMENTS (1.1%)(a)
	Principal amount/shares	Value
Interest in $384,728,000 joint tri-party repurchase agreement dated 3/31/2022 with BofA Securities, Inc. due 4/1/2022 - maturity value of $12,293,102 for an effective yield of 0.300% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 2.000% to 4.500% and due dates ranging from 2/1/2042 to 3/1/2052, valued at $392,422,560)	$12,293,000	$12,293,000

Total short-term investments (cost $12,293,000)		$12,293,000
TOTAL INVESTMENTS

Total investments (cost $521,004,041)		$1,078,731,900

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2022 through March 31, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $1,081,211,579.
(NON)	This security is non-income-producing.
	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/22
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$3,164,850	$14,632,270	$17,797,120	$1,240	$—
	Putnam Short Term Investment Fund**	12,033,506	7,058,947	19,092,453	1,340	—

	Total Short-term investments	$15,198,356	$21,691,217	$36,889,573	$2,580	$—
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund did not have any securities on loan.
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
	The dates shown on debt obligations are the original maturity dates.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $12,538,860 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$94,061,659	$10,957,388	$—
Consumer discretionary	220,047,905	—	—
Consumer staples	29,560,834	—	—
Financials	6,481,668	—	—
Health care	105,093,771	8,767,697	—
Industrials	83,374,433	—	—
Information technology	484,554,740	—	—
Materials	9,289,858	—	—
Real estate	14,248,947	—	—

Total common stocks	1,046,713,815	19,725,085	—
Short-term investments	—	12,293,000	—

Totals by level	$1,046,713,815	$32,018,085	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com